Exhibit 10.6

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT, dated as of September 12, 2012 (this “Amendment”) to the Promissory Note referred to below is entered into by and between PSM Holdings, Inc., a Delaware corporation, (the “Company”) and Nationwide By Owner, Inc., a Texas corporation, Cary Hise, an individual, and Bob Duane, an individual (collectively, the “Debtors”).

WHEREAS, the Company issued the Promissory Note dated November 16, 2006 and February 16, 2007, in the principal amount of US$98,954.18 (the “Note”) to the Note Holder;

WHEREAS, the principal amount of the Note is currently US$88,897.62.

WHEREAS, the interest on the Note has been paid through June 15, 2012.

WHEREAS, the original maturity date of the Note was August 30, 2009, which date was extended to June 15, 2012 through various amendments;

WHEREAS, the original interest rate of the Note was 9.250% per year; and

WHEREAS, the parties hereto wish to amend the Note to extend the maturity date and lower the interest rate thereof.

NOW THEREFORE, in consideration of the receipt of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

INTEREST:  The interest rate is hereby changed to 6% effective June 15, 2012.

MATURITY:  The maturity date of the Note is hereby extended to September 30, 2013.

EFFECTIVE DATE:  The effective date of this Amendment shall be June 15, 2012.

GENERAL PROVISIONS:

(a)      Except as amended hereby, the Note shall continue to be, and shall remain, in full force and effect.  This Amendment shall not, except as otherwise provided herein, be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note or (ii) to prejudice any right or rights which the parties may now have or may have in the future under or in connection with the Note, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b)      The terms of the Note are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer thereunto duly authorized, as of the respective dates set forth below.

PSM HOLDINGS, INC.

Date: September 12, 2012	By	/s/ Ron Hanna
Ron Hanna, President/CEO

NWBO CORPORATION & BOB DUANE & CARY HISE, INDIVIDUALLY

Date: September 12, 2012	By	/s/ Bob Duane
Bob Duane, President & Individually

Date: September 12, 2012	By	/s/ Cary Hise
Cary Hise EUP, Individually

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